COLUMBIA ACORN TRUST

ColumbiaSM Acorn® Fund

ColumbiaSM Acorn International®

ColumbiaSM Acorn USA®

ColumbiaSM Acorn International Select®

ColumbiaSM Acorn Select®

ColumbiaSM Thermostat Fund®

(Each a “Fund” and together the “Funds”)

Supplement dated September 30, 2009 to the Prospectuses
and Statement of Additional Information dated May 1, 2009

On September 29, 2009, Bank of America Corporation, the indirect parent company of Columbia Wanger Asset Management, L.P. (the “Advisor”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc.  The transaction (“Transaction”) includes a sale of the Advisor.  The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause each Fund’s current investment advisory agreement with the Advisor to terminate. In connection with the Transaction, the Board of Trustees of the Funds (the “Board”) will be asked to consider and approve a new investment advisory agreement with the Advisor covering each Fund. If approved by the Board, each Fund’s new investment advisory agreement with the Advisor will be submitted to the shareholders of such Fund for their approval.

Shareholders should retain this Supplement for future reference.